UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 2, 2008

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported, on October 24, 2008 The PNC Financial Services Group, Inc. (“PNC”) entered into an Agreement and Plan of Merger (“Merger Agreement”) with National City Corporation (“National City”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, National City will merge with and into PNC (the “Merger”), with PNC continuing as the surviving corporation.

If the Merger is completed, each share of National City common stock will be converted into 0.0392 of a share of PNC’s common stock and certain warrant holders will receive approximately $384 million in cash. Preferred stock of National City will be exchanged for preferred stock issued by PNC having substantially identical terms.

Consummation of the Merger is subject to certain customary conditions, including, among others, approval of the shareholders of PNC and National City, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of the other party, and material compliance by the other party with its obligations under the Merger Agreement.

Preliminary unaudited pro forma condensed combined financial data reflecting the Merger and certain historical consolidated financial statements of National City are attached hereto as Exhibits 99.1 and 99.2.

Cautionary Statement Regarding Forward-Looking Information

This filing contains forward-looking statements regarding PNC’s outlook or expectations with respect to the planned acquisition of National City, the expected costs to be incurred in connection with the acquisition, National City’s future performance and consequences of its integration into PNC, and the impact of the transaction on PNC’s future performance.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this filing speak only as of the date of the filing, and PNC assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements.

These forward-looking statements are subject to the principal risks and uncertainties applicable to the respective businesses of PNC and National City generally that are disclosed in the 2007 Form 10-K and in current year Form 10-Qs and 8-Ks of PNC and National City (accessible on the SEC’s Website at www.sec.gov and on PNC’s Website at www.pnc.com and on National City’s Website at www.nationalcity.com, respectively). In addition, forward-looking statements in this filing are subject to the following risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired business into PNC after closing:

•

Completion of the transaction is dependent on, among other things, receipt of regulatory and shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all. The impact of the completion of the transaction on PNC’s financial statements will be affected by the timing of the transaction, including, in particular, the ability to complete the acquisition in the fourth quarter of 2008.

•

The transaction may be substantially more expensive to complete (including the integration of National City’s businesses) and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

•

PNC’s ability to achieve anticipated results from this transaction is dependent on the state of the economic and financial markets going forward, which have been under significant stress recently. Specifically, PNC may incur more credit losses from National City’s loan portfolio than expected. Other issues related to achieving anticipated financial results include the possibility that deposit attrition may be greater than expected. Litigation and governmental investigations currently pending against National City, as well as others that may be filed as a result of this transaction or otherwise, could impact the timing or realization of anticipated benefits to PNC or otherwise adversely impact PNC’s financial results.

•

The integration of National City’s business and operations into PNC, which will include conversion of National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses. PNC’s ability to integrate National City successfully may be adversely affected by the fact that this transaction will result in PNC entering several markets where PNC does not currently have any meaningful retail presence.

Additional Information about the Merger and Where to Find It

The proposed Merger will be submitted to National City’s and PNC’s shareholders for their consideration. PNC has filed a Registration Statement on Form S-4 with the SEC, which includes a preliminary joint proxy statement/prospectus of PNC and National City that also constitutes a prospectus of PNC. PNC and National City have mailed the joint proxy/prospectus to their respective shareholders, and each of the companies plans to file with the SEC other relevant documents concerning the proposed merger. Shareholders and other investors are urged to read the definitive joint proxy statement/prospectus (which was first mailed to PNC and National City shareholders on or about November 24, 2008) as well as any other relevant documents to be filed with the SEC in connection with the proposed merger or incorporated by reference into the joint proxy statement/prospectus (and any amendments or supplements to those documents), because they will contain important information. You may obtain a free copy of these documents, as well as other filings containing information about National City and PNC, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, www.nationalcity.com/investorrelations and www.pnc.com/secfilings. Copies of these documents and the SEC filings that will be incorporated by reference in the definitive joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to Jill Hennessey, National City Corporation, Senior Vice President, Investor Relations, Department 2229, P.O. Box 5756, Cleveland, OH 44101-0756, (800) 622-4204; or to PNC Financial Services Group, Inc, Shareholder Relations at (800) 843-2206 or via e-mail at investor.relations@pnc.com.

National City and PNC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of PNC or National City in connection with the proposed merger. Information about the directors and executive officers of National City is set forth in the proxy statement for National City’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 7, 2008. Information about the directors and executive officers of PNC is set forth in the proxy statement for PNC’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 28, 2008. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the definitive joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed on the Exhibit Index accompanying this Form 8-K are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.

December 2, 2008	By:	/s/ Samuel R. Patterson
Samuel R. Patterson
Controller

Number	Description	Method of Filing

23.1	Consent of Independent Registered Public Accounting Firm of National City Corporation, Ernst & Young LLP	Filed herewith

99.1	Unaudited pro forma condensed combined financial statements of The PNC Financial Services Group, Inc. and National City Corporation	Filed herewith

99.2	Consolidated financial statements of National City Corporation	Filed herewith